UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2011

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVISORY RESEARCH FUNDS

Advisory Research All Cap Value Fund
Advisory Research International All Cap Value Fund
Advisory Research International Small Cap Value Fund
Advisory Research Global Value Fund

ANNUAL REPORT
October 31, 2011

Advisory Research Funds
a series of the Investment Managers Series Trust

Table of Contents

Advisory Research All Cap Value Fund
Letter to Shareholders	1
Fund Performance and Summary	4
Schedule of Investments	5
Advisory Research International All Cap Value Fund
Letter to Shareholders	9
Fund Performance and Summary	11
Schedule of Investments	12
Advisory Research International Small Cap Value Fund
Letter to Shareholders	16
Fund Performance and Summary	18
Schedule of Investments	19
Advisory Research Global Value Fund
Letter to Shareholders	24
Fund Performance and Summary	27
Schedule of Investments	28
Funds Expenses	32
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets	36
Financial Highlights	40
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	55
Supplemental Information	56

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Dear Shareholder,

The Advisory Research All Cap Value Fund completed another positive fiscal year with strong performance on both a relative and an absolute basis.  Our diligent investment process, which is focused on finding well-capitalized companies, unique assets, and consistency of profits, has continued to provide both short and long-term outperformance.

Performance Discussion

	YTD 2011	1-Year	Annualized Since Inception (11/16/2009)
ADVGX	0.52%	7.45%	9.73%
Russell 3000 Value Index	-1.55%	5.94%	7.51%

The one year and since inception annualized total return for the Advisory Research All Cap Value Fund as of September 30, 2011 was 1.63% and 5.05% respectively.  The one year and since inception annualized total return for the Russell 3000 Value Index was -2.22% and 1.68% respectively.  The total annual operating expenses are 4.58%.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Over the most recent fiscal year, ending October 31, 2011, the domestic and global equity markets continued to experience a tremendous amount of volatility.  However, we believe one of the more meaningful attributes in our investment process is carefully selecting stocks that have the ability to participate in positive markets and mitigate risk in negative markets.

Stock selection was the primary driver of the Fund’s outperformance relative to the Russell 3000 Value Index benchmark during the year. Despite volatile commodity prices, several of our Energy holdings – which focus primarily on exploration and production – generated positive absolute returns and were top performers in the Fund.  Offsetting the positive impact of our Energy holdings were weaker performing positions in the Technology sector and a lack of exposure in the defensively-oriented Utilities sector.

Much has been written about the high correlation between asset classes, particularly about how types of securities were trading in a similar direction based on each new piece of global macro-economic news.  There are several theories as to why this was the case, including the continuing “innovation” of exchange traded funds (“ETF’s”) into different baskets of securities that are often used by traders with shorter time horizons.  At Advisory Research we focus on buying securities in the public market at a discount to our assessment of intrinsic value with company leadership that is focused on creating shareholder value. While correlations and uncertainty within the universe remain high, we have had several examples of value creation in our Fund which helped set us apart.  Historically, merger and acquisition (M&A) activity, significant return of capital (i.e. dividends and share repurchases), and exceptional execution of a plan to maximize the value of shareholder assets have been keys to driving our investments to higher values.

Mergers and Acquisitions

During the year, the Fund benefitted from the strategic acquisition of Petrohawk Energy Corp. (Ticker: HK) by BHP Billiton LTD. (Ticker: BHP). Petrohawk built a successful exploration and production company with locations in several regions of the United States including the Haynesville shale and the Eagle Ford shale formations.  BHP closed its acquisition of Petrohawk in August of 2011, and we were able to exit the position at a significant return1 on investment to our original cost.

Since inception, the Fund has participated in five completed or proposed M&A transactions and we believe this highlights the proprietary nature of our investments as well as the savvy of our management teams.  We believe that in many cases, private market values are actually higher than current public market values as demonstrated by the average price paid for public market business by strategic and financial buyers.

Capital Returns to Shareholders

After a long hiatus, we are seeing the reemergence of increased dividends among many companies in our universe.  We have been active in working with management teams to distribute excess cash, penning multiple letters to our companies about capital returns to shareholders.  We may at times even favor share repurchases2 over enhanced dividends, but overall companies that we think have been intelligent in returning of capital have differentiated themselves in this volatile market.

Operational Execution

Finally, the day to day work of generating more profits out of existing assets and looking to expand rationally is paramount to our companies.

We think there is no better example of this than Casey’s General Stores, Inc. (Ticker: CASY), owner and operator of 1600 convenience stores throughout the Midwest.  Casey’s has deployed capital to enhance existing stores, expanded product offerings inside the store, grown new stores, and reacted intelligently to competitors pricing strategies in order to benefit shareholders. Casey’s profits and net asset value are higher today than 1 year ago, and the stock has reacted positively, up 21.07% over the past 12 months.

We think many other Fund positions have stories similar to Casey’s General Stores and are in the early stages of executing business strategies that will enhance shareholder value.

Outlook

We expect continued solid performance in our All Cap Value Fund due to the underlying fundamental strength of our businesses.  There remain unanswered questions with respect to fiscal and monetary policies throughout the developed and underdeveloped world.  While political leaders have yet to reach a documented solution to these policy issues, we have reached a point where the right questions are finally being asked and solutions are being debated.  While the solutions may not be comfortable, we believe that market needs clarity in order to focus on individual companies and prospects.

We remain committed to our investment process and philosophy and will continue to invest in what we consider well-capitalized companies with unique assets, and consistent profits. We feel our Fund remains structured to provide consistent long-term outperformance relative to our benchmark.

Advisory Research, Inc.

__________________________
1 We exited Petrohawk at a premium of over 60% to our original cost.
2 A company’s purchase of its own shares reducing the number of outstanding shares in the marketplace and effectively increasing the market value of the remaining shares.  When a company repurchases share it is usually an indication that the management team believes the shares are undervalued.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Advisory Research All Cap Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the Russell 3000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2011
			Since
	3 Months	1 Year	Inception*
Advisory Research All Cap Value Fund	-5.42%	7.45%	9.73%
Russell 3000 Value Index	-3.70%	5.94%	7.51%
* Inception date 11/16/09 (annualized returns).

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Fund are 4.58% and 1.21% which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect until February 28, 2012 (it will automatically renew for an additional one year period).

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	Common Stocks - 95.8%
	Consumer Discretionary - 13.7%
26,330	Comcast Corp. - Class A	$617,439
13,095	Core-Mark Holding Co., Inc.*	438,552
21,260	Foot Locker, Inc.	464,744
6,760	JC Penney Co., Inc.	216,861
12,750	Kohl's Corp.	675,877
6,685	McDonald's Corp.	620,702
20,050	Staples, Inc.	299,948
12,970	Target Corp.	710,107
7,520	Vail Resorts, Inc.	335,091
		4,379,321

	Consumer Staples - 15.1%
6,450	Casey's General Stores, Inc.	319,598
8,120	JM Smucker Co.	625,402
12,210	PepsiCo, Inc.	768,620
14,437	Seneca Foods Corp.*	303,899
22,260	Sysco Corp.	617,047
19,650	Unilever PLC - ADR	661,222
16,190	Walgreen Co.	537,508
17,410	Wal-Mart Stores, Inc.	987,495
		4,820,791

	Energy - 8.2%
6,330	Cabot Oil & Gas Corp.	491,968
7,680	Chevron Corp.	806,784
43,130	Denbury Resources, Inc.*	677,141
9,360	Range Resources Corp.	644,342
		2,620,235

	Financials - 19.8%
12,210	American Express Co.	618,070
13,000	Berkshire Hathaway, Inc. - Class B*	1,012,180
17,540	CIT Group, Inc.*	611,269
22,720	CommonWealth - REIT	439,632
7,930	Enstar Group Ltd.*	729,322
5,400	Fifth Third Bancorp.	64,854
29,730	JPMorgan Chase & Co.	1,033,415
27,100	Leucadia National Corp.	727,093
20,400	Plum Creek Timber Co., Inc. - REIT	768,264
35,600	Symetra Financial Corp.	330,012
		6,334,111

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	Health Care - 13.3%
6,560	Analogic Corp.	$354,765
7,970	Becton Dickinson and Co.	623,493
14,050	Johnson & Johnson	904,679
17,330	Medtronic, Inc.	602,044
18,500	Merck & Co., Inc.	638,250
13,860	St. Jude Medical, Inc.	540,540
11,945	UnitedHealth Group, Inc.	573,241
		4,237,012

	Industrials - 13.1%
8,040	Atlas Air Worldwide Holdings, Inc.*	309,701
8,980	Caterpillar, Inc.	848,251
12,920	GATX Corp.	490,701
11,130	Northrop Grumman Corp.	642,757
14,590	Raytheon Co.	644,732
38,140	Spirit Aerosystems Holdings, Inc. - Class A*	651,050
7,900	United Technologies Corp.	616,042
		4,203,234

	Information Technology - 10.5%
23,530	Avnet, Inc.*	713,194
7,600	Harris Corp.	286,900
19,990	Hewlett-Packard Co.	531,934
27,480	Imation Corp.*	184,666
27,880	Microsoft Corp.	742,444
12,010	Motorola Solutions, Inc.	563,389
18,440	Western Union Co.	322,147
		3,344,674

	Telecommunication Services - 2.1%
23,890	Vodafone Group PLC - ADR	665,098

	Total Common Stocks	30,604,476
	(Cost $29,255,468)

	Short Term Investment - 4.1%
1,333,663	Fidelity Institutional Money Market Fund, 0.15%†	1,333,663
	Total Short Term Investment	1,333,663
	(Cost $1,333,663)

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Value
Total Investments - 99.9%
(Cost $30,589,131)	$31,938,139
Other Assets in Excess of Liabilities - 0.1%	16,752
Total Net Assets - 100.0%	$31,954,891

REIT – Real Estate Investment Trust
ADR – American Depository Receipt
* Non-Income Producing
† The rate quoted is the annualized seven-day yield of the Fund at the period end.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund
SECTOR REPRESENTATION
As of October 31, 2011

Security Type/Sector	% of Total Net Assets
Common Stocks
Financials	19.8%
Consumer Staples	15.1%
Consumer Discretionary	13.7%
Health Care	13.3%
Industrials	13.1%
Information Technology	10.5%
Energy	8.2%
Telecommunication Services	2.1%
Total Common Stocks	95.8%
Short Term Investment	4.1%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International All Cap Value Fund launched in May 2011 during a particularly tumultuous time in the global equity markets.  Sovereign debt risks in Europe escalated, while concerns around a China slowdown impacted Asian markets.  Since the inception of the Fund, finding good news in the global market has been difficult. That said, our investment process – which is focused on finding well-capitalized companies with attractive business models and capable management teams – is well positioned to take advantage of current market conditions.

Performance Discussion

Since Inception (05/01/2011)
ADVEX	-18.40%
MSCI EAFE Value Index	-16.23%

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Over the brief period since inception, the Fund underperformed its benchmark, the MSCI EAFE Value Index.  Positive security selection in Financials and Consumer Discretionary sectors were offset by poor stock performance in Energy and Materials.  Selection of Japanese securities also had a positive contribution to the Fund on a relative basis, while our holdings in Hong Kong detracted from performance.

As a result of the market volatility we have seen over the past twelve months, valuations have declined worldwide.  Consequently, we have added a number of compelling holdings to the Fund and feel our research pipeline is quite robust.  In addition to looking for quality companies, another focal point of our research is centered on the investing in emerging markets via developed markets.

Growth in the emerging markets is well documented and largely independent of the recent events in the developed markets.  We are excited about the opportunities in these markets, but choose to navigate them carefully as political, regulatory and social issues persist and we believe that valuations do not always reflect the risks inherent in the emerging markets.  In the developed markets, we are seeing greater opportunities to invest in companies that have direct or indirect exposure to emerging markets at attractive valuations.  Investing in emerging market stocks on the developed markets affords us greater regulatory comfort, generally better corporate governance and higher growth.

Outlook

We enter the new fiscal year with unanswered questions on fiscal and monetary policies, particularly throughout the Eurozone.  Until investors become more confident in the economic state of developed and emerging countries, we expect market volatility to continue. We believe this market uncertainty augurs well for our investment philosophy, which focuses on quality companies with strong balance sheets, competent management teams and an historical record of profitability. Market volatility should generate an increased opportunity set of companies to purchase and attractive entry points.  We are confident that this approach should provide favorable results over full market cycles.

Advisory Research, Inc.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Advisory Research International All Cap Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI EAFE Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. and Canada.

These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2011
			Since
	1 Month	3 Months	Inception*
Advisory Research International All Cap Value Fund	7.79%	-11.21%	-18.40%
MSCI EAFE Index	9.17%	-9.34%	-16.23%
* Inception date 5/2/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Fund are 1.40% and 1.35% which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect until March 31, 2012 (it will automatically renew for an additional one year period).

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	Common Stocks - 95.0%
	Australia - 2.9%
9,383	Australian Agricultural Co., Ltd.*	$13,768
2,850	Crown Ltd.	24,015
		37,783

	Bermuda - 2.1%
4,252	Catlin Group Ltd.	27,047

	Brazil - 2.1%
3,012	Banco Santander Brasil - ADR	27,409

	Canada - 3.3%
965	Encana Corp.	20,941
2,089	Genesis Land Development Corp.*	6,392
1,540	RONA, Inc.	14,832
		42,165

	France - 7.1%
366	Cie Generale des Etablissements Michelin - B shares	26,502
1,018	France Telecom SA	18,302
330	Nexans SA	20,758
370	Sanofi	26,470
		92,032

	Germany - 7.9%
1,862	Deutsche Telekom AG	23,655
523	E.ON AG	12,612
370	Hochtief AG	26,900
1,121	Rhoen Klinikum AG	22,368
289	Salzgitter AG	16,334
		101,869

	Hong Kong - 4.9%
95,000	Emperor International Holdings	15,886
208,056	Golden Meditech Holdings Ltd.*	23,905
1,000	Guoco Group Ltd.	9,502
5,000	Yue Yuen Industrial Holdings Ltd.	14,240
		63,533

	Ireland - 2.0%
12,910	Beazley PLC	26,041

	Italy - 1.7%
4,146	Buzzi Unicem SpA	21,387

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	Japan - 21.6%
200	Hirose Electric Co., Ltd.	$19,166
700	Hogy Medical Co., Ltd.	29,658
500	Japan Petroleum Exploration Co.	19,748
2,700	Kansai Paint Co., Ltd.	25,345
1,700	Namco Bandai Holdings, Inc.	24,649
400	Ono Pharmaceutical Co., Ltd.	20,934
201	SBI Holdings, Inc.	16,737
700	Secom Co., Ltd.	33,105
13	Seven Bank Ltd.	23,134
2,600	Star Micronics Co., Ltd.	25,465
400	Toyota Industries Corp.	11,246
360	USS Co., Ltd.	29,761
		278,948

	Luxembourg - 2.3%
886	APERAM	15,225
683	ArcelorMittal - ADR	14,159
		29,384

	Netherlands - 3.9%
245	Koninklijke DSM NV	12,537
845	Koninklijke Philips Electronics NV	17,649
250	Wereldhave NV - REIT	19,569
		49,755

	Norway - 2.4%
1,073	Aker ASA - A Shares	30,460

	Panama - 2.0%
1,566	Banco Latinoamericano de Comercerio Exterior SA - E Shares	25,448

	Puerto Rico - 1.2%
1,418	Oriental Financial Group, Inc.	15,017

	Singapore - 1.6%
31,515	Ascendas India Trust - REIT	20,971

	South Korea - 4.9%
357	LG Electronics, Inc.	23,634
606	Mirae Asset Securities Co., Ltd.	19,288
1,347	SK Telecom Co., Ltd. - ADR	19,922
		62,844

	Sweden - 1.8%
1,872	Industrivarden AB - C Shares	23,313

	Switzerland - 3.5%
310	Holcim Ltd.	19,631
459	Novartis AG	25,858
		45,489

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	United Kingdom - 14.4%
3,738	BAE Systems PLC	$16,576
2,908	HSBC Holdings PLC	25,373
3,571	J Sainsbury PLC	17,112
1,109	Unilever PLC - ADR	37,318
11,993	Vodafone Group PLC	33,301
1,134	Whitbread PLC	30,132
5,248	WM Morrison Supermarkets PLC	25,449
		185,261

	United States - 1.4%
1,973	Endeavour International Corp.*	18,310

	Total Common Stocks	1,224,466
	(Cost $1,416,365)

	Short Term Investment - 3.7%
46,892	Fidelity Institutional Money Market Fund, 0.15% †	46,892
	Total Short Term Investment
	(Cost $46,892)	46,892

	Total Investments - 98.7%
	(Cost $1,463,257)	1,271,358
	Other Assets in Excess of Liabilities - 1.3%	17,070
	Total Net Assets - 100%	$1,288,428

* Non-income producing security
ADR - American Depository Receipt
PLC - Public Limited Company
REIT - Real Estate Investment Trust
† The rate quoted is the annualized seven-day yield of the Fund at the period end.

See accompanying Notes to Financial Statements.

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY - As of October 31, 2011

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Commercial Banks	9.0%
Pharmaceuticals	5.7%
Diversified Financial Services	4.9%
Oil, Gas & Consumable Fuels	4.6%
Health Care Equipment & Supplies	4.2%
Hotels Restaurants & Leisure	4.2%
Insurance	4.1%
Wireless Telecommunication Services	4.1%
Food Products	4.0%
Electronic Equipment, Instruments	3.5%
Metals & Mining	3.5%
Specialty Retail	3.5%
Real Estate Management & Development	3.4%
Food & Staples Retailing	3.3%
Construction Materials	3.2%
Diversified Telecommunication	3.2%
Auto Components	2.9%
Chemicals	2.9%
Capital Markets	2.8%
Commercial Services & Supplies	2.6%
Construction & Engineering	2.1%
Leisure Equipment & Products	1.9%
Household Durables	1.8%
Health Care Providers & Services	1.7%
Electrical Equipment	1.6%
Real Estate Investment Trusts	1.5%
Industrial Conglomerates	1.4%
Aerospace & Defense	1.3%
Textiles, Apparel & Luxury Goods	1.1%
Electric Utilities	1.0%
Total Common Stocks	95.0%
Short Term Investment	3.7%
Total Investments	98.7%
Other Assets in Excess of Liabilities	1.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International Small Cap Value Fund completed the 2011 fiscal year with outperforming our primary benchmarks, the MSCI EAFE Index and MSCI EAFE Small Cap index. Our investment process – which is focused on finding well-capitalized companies with attractive business models and capable management teams – generally served us well in a tumultuous year.

Performance Discussion

	YTD 2011	1-Year	Annualized Since Inception (04/01/2010)
ADVIX	-7.90%	-1.02%	2.52%
MSCI EAFE	-6.78%	-4.08%	-0.26%
MSCI EAFE Small Cap	-9.39%	-2.46%	3.47%

The one year and since inception annualized total return for the Advisory Research International Small Cap Value Fund as of September 30, 2011 was -3.98% and -1.05% respectively.  The one year and since inception annualized total return for the MSCI EAFE Index was -9.36% and -6.21% respectively. The one year and since inception annualized total return for the MSCI EAFE Small Cap Index was -5.50% and -1.02% respectively.  The total annual operating expenses are 2.59%.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The past fiscal year, which ended on October 31, 2011, was marked with a series of significant economic events that stressed equity markets around the world. The International Small Cap Value strategy was not immune to the impact of these events.  However, our focus on well-capitalized companies with low valuations and strong upside potential, generally served us well for the year, as we protected capital better than our benchmarks.

Stock selection was the primary driver of the Fund’s outperformance relative to both Indexes during the year with strong performance from security selection in the Financials and Consumer Discretionary sectors. Offsetting outperformance of the Fund were weaker results in the Health Care and Materials sectors.

A positive contributor to performance was the portfolio’s strategic geographical positioning, which involved prudent underweight allocations in the Eurozone and the United Kingdom, led by a clear underweight position in Eurozone financials. In addition, our exposure to Japan paid off for us during the year.  Japan, which has tended to underperform for the past few years, saw strong relative performance versus other global markets and returns were bolstered by a strong Yen, which we see as a safe-haven.

Valuations have compressed worldwide as a result of the market turmoil we have seen over the past twelve months.  We have added a number of compelling holdings to the Fund and our research pipeline is quite robust.  One focal point of our research has centered on the opportunity to invest in emerging markets via developed markets.

Growth and stability in the emerging markets is well documented and seems in stark contrast to the recent events on the developed markets.  We are also excited about the opportunities in these markets.  We seek to navigate them carefully, however, as political, regulatory and social issues still remain.  Valuations do not always reflect the risks inherent in the emerging markets.

On the developed markets, we are seeing greater opportunities to invest in companies that have direct or indirect exposure to emerging markets at attractive valuations. Investing in emerging market stocks on the developed markets typically affords us higher regulatory comfort, generally better corporate governance and higher growth potential.

An example of this type of investing is a company currently held in the Fund, Chugoku Marine Paints (CMP).  Chugoku Marine is a Tokyo-based industrial paint manufacturer with a leading position in the market for paints used on ships and containers.  While CMP is a Japan-based business, the majority of its revenue is generated in neighboring Asian countries with growing businesses in markets like ship building and maintenance in China, Korea and Vietnam.  During its most recently completed fiscal year, CMP’s Chinese sales grew over 50% and now account for one-third of its total revenue.  We think CMP remains an attractively valued holding with a sound dividend yield and, thanks to emerging market exposure, appealing short and long-term growth prospects.

Outlook

We enter the new fiscal year with unanswered questions on fiscal and monetary policies, particularly throughout the Eurozone.  Until investors become more confident in the economic state of developed and emerging countries, we expect market volatility to continue. We think this market uncertainty augurs well for our investment philosophy, which focuses on quality companies with strong balance sheets, competent management teams and an historical record of profitability. Market volatility should generate an increased opportunity set and attractive entry points.  We are confident that this approach should provide favorable results on both a short and long term basis.

Advisory Research, Inc.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Advisory Research International Small Cap Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI EAFE Index and MSCI EAFE Small Cap Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada.

These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2011
			Since
	3 Months	1 Year	Inception*
Advisory Research International Small Cap Value Fund	-11.72%	-1.02%	2.52%
MSCI EAFE Index	-9.76%	-4.08%	-0.26%
MSCI EAFE Small Cap Index	-11.81%	-2.46%	3.47%
* Inception date 3/31/10 (annualized returns).

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Fund are 2.59% and 1.36% which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect until February 28, 2012 (it will automatically renew for an additional one year period).

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value

	Common Stocks - 95.0%
	Australia - 4.8%
348,837	Australian Agricultural Co., Ltd.*	$511,862
70,957	Crown Ltd.	597,914
210,120	Tassal Group Ltd.	342,353
		1,452,129

	Austria - 2.9%
17,431	AMAG Austria Metall AG*#	375,207
35,614	EVN AG	516,056
		891,263

	Bermuda - 1.9%
90,657	Catlin Group Ltd.	576,670

	Canada - 2.8%
171,571	Genesis Land Development Corp.*	524,998
33,842	RONA, Inc.	325,943
		850,941

	China - 0.2%
78,000	People's Food Holdings Ltd.*	40,430
572,500	Wuyi International Pharmaceutical Co., Ltd.	32,837
		73,267

	Denmark - 1.6%
16,698	D/S Norden	486,994

	France - 2.6%
8,162	Nexans SA	513,410
3,274	Societe BIC SA	292,173
		805,583

	Germany - 6.0%
8,453	Hochtief AG	614,562
37,700	Rhoen Klinikum AG	752,242
7,837	Salzgitter AG	442,952
		1,809,756

	Hong Kong - 7.5%
1,720,000	Emperor Entertainment Hotel Ltd.	280,910
2,221,083	Emperor International Holdings	371,410
1,710,000	Fook Woo Group Holdings Ltd.*	323,101
4,834,000	Golden Meditech Holdings Ltd.*	555,405

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	Hong Kong (continued)
39,000	Guoco Group Ltd.	$370,562
131,000	Yue Yuen Industrial Holdings Ltd.	373,082
		2,274,470

	Ireland - 2.7%
404,783	Beazley PLC	816,491

	Italy - 2.8%
84,768	Buzzi Unicem SpA	437,270
29,362	Danieli & C Officine Meccaniche SpA	405,799
		843,069

	Japan- 26.1%
24,950	Arcs Co., Ltd.	444,216
5,600	Bank of Okinawa Ltd.	223,565
59,250	Chugoku Marine Paints Ltd.	417,033
20,600	Cosel Co., Ltd.	287,559
3,200	Hirose Electric Co., Ltd.	306,656
9,400	Hogy Medical Co., Ltd.	398,271
23,400	Hokuto Corp.	483,311
10,000	Japan Petroleum Exploration Co.	394,966
36,400	Kansai Paint Co., Ltd.	341,686
19,800	Maruichi Steel Tube Ltd.	443,511
32,700	Namco Bandai Holdings, Inc.	474,137
6,100	Ono Pharmaceutical Co., Ltd.	319,242
18,065	Ryosan Co., Ltd.	371,451
7,400	San-A Co., Ltd.	284,953
5,028	SBI Holdings, Inc.	418,672
185	Seven Bank Ltd.	329,219
15,200	SHO-BOND Holdings Co., Ltd.	339,067
35,900	Star Micronics Co., Ltd.	351,610
15,200	Tokyo Ohka Kogyo Co., Ltd.	315,855
6,370	USS Co., Ltd.	526,603
20,600	Yamatake Corp.	455,747
		7,927,330

	Luxembourg - 0.8%
15,093	APERAM	259,361

	Netherlands - 2.7%
7,578	Koninklijke DSM NV	387,780
5,448	Wereldhave NV - REIT	426,440
		814,220

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	Norway - 3.0%
31,825	Aker ASA - A Shares	$903,433

	Panama - 2.5%
47,043	Banco Latinoamericano de Comercio Exterior SA - Class E	764,449

	Puerto Rico - 1.7%
49,880	Oriental Financial Group, Inc.	528,229

	Singapore - 3.3%
740,000	Ascendas India Trust - REIT	492,429
17,090	China Yuchai International Ltd.	259,768
1,032,000	Gallant Venture Ltd.*	239,166
		991,363

	South Korea - 5.5%
63,700	Daekyo Co., Ltd.	388,777
17,460	Mirae Asset Securities Co., Ltd.	555,718
2,000	NongShim Co., Ltd.	391,913
7,406	Sindoh Co., Ltd.	331,697
		1,668,105

	Sweden - 1.2%
29,985	Industrivarden AB - C Shares	373,426

	Switzerland - 2.6%
5,844	Pargesa Holding SA	456,376
2,500	Valiant Holding	346,097
		802,473

	United Kingdom - 8.5%
43,195	Bovis Homes Group PLC	325,964
249,055	Colt Group SA*	403,859
55,000	J Sainsbury PLC	263,552
52,921	Robert Wiseman Dairies PLC	245,404
27,226	Whitbread PLC	723,431
128,200	WM Morrison Supermarkets PLC	621,675
		2,583,885

	United States - 1.3%
41,800	Endeavour International Corp.*	387,904

	Total Common Stocks	28,884,811
	(Cost $29,674,864)

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	Preferred Stock - 0.7%
	Germany - 0.7%
7,229	Jungheinrich AG	$227,662

	Total Preferred Stocks	227,662
	(Cost $203,289)

	Short Term Investment - 3.4%
1,019,750	Fidelity Institutional Money Market Fund, 0.15%†	1,019,750

	Total Short Term Investment	1,019,750
	(Cost $1,019,750)

	Total Investments - 99.1%
	(Cost $30,897,903)	30,132,223
	Other Assets in Excess of Liabilities - 0.9%	264,161
	Total Net Assets - 100.0%	$30,396,384

PLC – Public Limited Company
REIT – Real Estate Investment Trust
* Non-Income Producing
# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities are valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
† The rate quoted is the annualized seven-day yield of the Fund at the period end.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2011

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Commercial Banks	7.2%
Diversified Financial Services	6.9%
Food Products	6.6%
Food & Staples Retailing	5.3%
Hotels Restaurants & Leisure	5.3%
Metals & Mining	5.0%
Electronic Equipment, Instruments	4.9%
Chemicals	4.8%
Insurance	4.6%
Real Estate Management & Development	4.6%
Capital Markets	3.2%
Construction & Engineering	3.1%
Health Care Equipment & Supplies	3.1%
Specialty Retail	2.8%
Electrical Equipment	2.6%
Oil, Gas & Consumable Fuels	2.6%
Health Care Providers & Services	2.5%
Machinery	2.2%
Commercial Services & Supplies	2.0%
Electric Utilities	1.7%
Marine	1.6%
Leisure Equipment & Products	1.6%
Construction Materials	1.4%
Real Estate Investment Trusts	1.4%
Diversified Telecommunication	1.3%
Media	1.3%
Textiles, Apparel & Luxury Goods	1.2%
Pharmaceuticals	1.2%
Household Durables	1.1%
Office Electronics	1.1%
Industrial Conglomerates	0.8%
Total Common Stocks	95.0%
Perferred Stock	0.7%
Short Term Investment	3.4%
Total Investments	99.1%
Other Assets in Excess of Liabilities	0.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Global Value has completed another fiscal year (ending October 31, 2011) with solid relative performance.  Our investment process, which focuses on finding well-capitalized companies with attractive business models and capable management teams served us well in a tumultuous year.

Performance Discussion

	1-Year	2-Years	Annualized Since Inception (04/01/2010)
ADVWX	1.06%	7.81%	15.55%
MSCI World Value Index	0.37%	4.90%	10.52%

The one year and since inception annualized total return for the Advisory Research Global Value Fund as of September 30, 2011 was -6.37% and 11.71% respectively.  The one year and since inception annualized total return for the MSCI World Value Index was -5.45% and 7.24% respectively. The total annual operating expenses are 5.29%.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The past fiscal year was marked by a series of significant economic events that stressed equity markets around the world and our Global Value strategy was not immune to the effects the events had on global markets.  At Advisory Research we execute an investment process that we believe is built to withstand difficult market climates.

Stock selection was the primary driver of the Fund’s outperformance during the year as our focus on partnering with management teams that have a clear plan to unlock value helped to differentiate our companies relative to the market. Value unlocking strategies come in a variety of forms and may rely on return of capital to shareholders, merger and acquisition activity or operational execution in order to improve shareholder returns.

Our top performing position in the fund for the year is a good example of operational execution by a management team in order to increase its value.  Cabot Oil and Gas (Ticker: COG) is an energy exploration and production company that acquired mineral rights in the Marcellus Shale – a geologic formation in the United States that stretches across Pennsylvania and Ohio.  Cabot spent most of 2009 and 2010 developing operational strategies in order to bring a meaningful quantity of energy reserves to market from its owned mineral rights.  In 2011, the market was able to evaluate the results through production growth and a capital reinvestment plan.  COG ended the year with a significant return to its equity investors and was a major contributor to the performance of the Fund.

Another positive contributor to performance was the Fund’s strategic global positioning, which involved prudent underweight allocations in the Eurozone and United Kingdom which included a clear underweight in Eurozone financials.  Our overweight position in quality franchises in the Unites States and capital allocation to asset rich companies in Japan which have the capital and operational flexibility to take advantage of a growing Asia also contributed to the performance of the Fund.

Despite strong growth relative to most parts of the world, our investments in Hong Kong underperformed.  These stocks are highly oriented toward developing mainland China which experienced investment headwinds during the year, including rising inflation, a stagnant to declining property market and fears about non-performing loans at Chinese banks.  We believe our Hong Kong investments are all well-capitalized and well-managed and believe that in spite of a difficult 2011, they are positioned well for the future.

In addition to looking for quality companies, another focal point of our research is centered on the opportunity to invest in emerging markets via developed markets.  Growth in the emerging markets is well documented and largely independent of the recent events in the developed markets.  We are excited about the opportunities in these markets, but choose to navigate them carefully as political, regulatory and social issues persist and we believe that valuations do not always reflect the risks inherent in the emerging markets.  In the developed markets, we are seeing greater opportunities to invest in companies that have direct or indirect exposure to emerging markets at attractive valuations.  Investing in emerging market stocks on the developed markets affords us greater regulatory comfort, generally better corporate governance and higher growth.

An example of this type of investing is a company currently held in the Fund: Banco Latinoamericano de Comerico Exterior (Ticker: BLX).  BLX is a Panamanian bank that is listed on the New York Stock Exchange and trades at a discount to tangible book value1, has a single digit P/E2 and a yield3 in excess of 4.00%. BLX finances commodity producers from South America in their trade with Asian buyers and we anticipate this type of trading to increase over time.  From a risk perspective, BLX is conservatively financed and well removed from the problems European and U.S. banks are facing.  We believe this security is poised to grow and is currently trading at a very attractive valuation.

Outlook

In light of continuing concerns with respect to fiscal and monetary policies throughout the world, we anticipate the current volatility in the market to continue.  Regardless, we believe this market uncertainty bodes well for our portfolio and targeted companies as we continue to execute our bottom-up investment process focused on unique assets with consistent profits and strong balance sheets. We believe this approach, coupled with attractive market valuations, will provide superior results over full market cycles.

Advisory Research, Inc.

___________________________
1 The tangible book value of a security is the total assets of the company less its intangible assets with no physical presence (i.e. brand, patents, etc.).
2 Price to Earnings Ratio (P/E): A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings. Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.
3 Yield refers to the interest of dividends received from a security.  Generally expressed annually as a percentage based on the investment cost and its current market value.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Advisory Research Global Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2011

The Fund commenced operations on 7/30/10, after the conversion of a limited partnership account, which commenced on 1/1/09 (the "Predecessor Account"). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund.  This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception with a similar investment in the MSCI World Value Index. Results include the reinvestment of all dividends and capital gains.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2011
			2-Year	Since
	3 Months	1 Year	Annualized	Inception*
Advisory Research Global Value Fund	-8.92%	1.06%	7.81%	15.55%
MSCI World Value Index	-6.29%	0.37%	4.90%	10.52%
* Inception date 1/1/2009 (annualized returns).

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

The performance table above includes information for the Predecessor Account prior to the 7/30/10.  The returns for the Predecessor Account reflect its performance prior to 7/30/10 and have been adjusted to reflect the Fund's estimated gross annual expense ratio as set forth in the Fund's prospectus dated July 13, 2010 as amended.

Gross and net expense ratios for the Fund are 5.29% and 1.35% which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect until February 28, 2012 (it will automatically renew for an additional one year period).

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	Common Stocks - 99.3%
	Australia - 2.2%
76,717	Australian Agricultural Co., Ltd.*	$112,570
12,010	Crown Ltd.	101,201
		213,771

	Bermuda - 1.3%
19,246	Catlin Group Ltd.	122,424

	Brazil - 1.1%
11,646	Banco Santander Brasil - ADR	105,979

	Canada - 1.0%
30,880	Genesis Land Development Corp.*	94,491

	France - 5.1%
2,857	Cie Generale des Etablissements Michelin - B shares	206,876
1,853	Nexans SA	116,558
2,351	Sanofi	168,188
		491,622

	Germany - 5.5%
11,409	Deutsche Telekom AG	144,940
1,761	Hochtief AG	128,031
7,689	Rhoen Klinikum AG	153,421
1,877	Salzgitter AG	106,089
		532,481

	Hong Kong - 2.4%
600,000	Emperor International Holdings	100,332
1,121,644	Golden Meditech Holdings Ltd.*	128,872
		229,204

	Ireland - 1.6%
73,745	Beazley PLC	148,752

	Japan - 8.6%
5,700	Arcs Co., Ltd.	101,484
8,280	Namco Bandai Holdings, Inc.	120,057
1,300	SBI Holdings, Inc.	108,249
4,200	Secom Co., Ltd.	198,631
47	Seven Bank Ltd.	83,639
1,390	USS Co., Ltd.	114,910
4,600	Yamatake Corp.	101,769
		828,739

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	Luxembourg - 2.2%
5,652	APERAM	$97,125
5,419	ArcelorMittal - ADR	112,336
		209,461

	Netherlands - 2.9%
2,499	Koninklijke DSM NV	127,879
1,924	Wereldhave NV - REIT	150,600
		278,479

	Norway - 1.3%
4,384	Aker ASA - A Shares	124,451

	Panama - 1.2%
7,246	Banco Latinoamericano de Comercerio Exterior SA - E Shares	117,747

	South Korea - 2.9%
1,800	LG Electronics, Inc.	119,164
4,900	Mirae Asset Securities Co., Ltd.	155,957
		275,121

	Sweden - 1.3%
10,291	Industrivarden AB - C Shares	128,162

	Switzerland - 3.1%
2,917	Holcim Ltd.	184,722
2,010	Novartis AG	113,234
		297,956

	United Kingdom - 7.0%
6,481	Unilever PLC - ADR	218,086
69,788	Vodafone Group PLC	193,779
5,372	Whitbread PLC	142,741
25,351	WM Morrison Supermarkets PLC	122,933
		677,539

	United States - 48.6%
1,400	Amerco, Inc.*	105,994
5,045	Avnet, Inc.*	152,914
1,257	Berkshire Hathaway, Inc. - Class B*	97,870
2,130	Cabot Oil & Gas Corp.	165,544
1,695	Chevron Corp.	178,060
4,455	CIT Group, Inc.*	155,257
5,892	Core-Mark Holding Co., Inc.*	197,323
2,025	Deltic Timber Corp.	137,072
11,068	Denbury Resources, Inc.*	173,768
3,780	Discover Financial Services	89,057
18,651	Endeavour International, Corp.*	173,081
8,532	Foot Locker, Inc.	186,510

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number of Shares		Value
	United States (Continued)
5,490	GATX Corp.	$208,510
2,800	Hyatt Hotels Corp. - Class A*	104,132
3,315	JC Penney Co., Inc.	106,345
6,947	Jefferies Group, Inc.	92,117
2,146	Johnson & Johnson	138,181
5,940	JPMorgan Chase & Co.	206,474
2,588	Kaiser Aluminum Corp.	120,239
3,669	Leucadia National Corp.	98,439
5,388	Microsoft Corp.	143,482
10,152	Molex, Inc. - Class A	207,101
4,308	Motorola Solutions, Inc.	202,088
3,852	Plum Creek Timber Co., Inc. - REIT	145,066
2,232	Range Resources Corp.	153,651
3,318	Raymond James Financial, Inc.	100,768
12,073	Resolute Energy Corp.*	156,949
10,935	Spirit Aerosystems Holdings, Inc. - Class A*	186,660
7,144	Trinity Industries, Inc.	194,817
2,250	Vail Resorts, Inc.	100,260
3,521	Wal-Mart Stores, Inc.	199,711
		4,677,440

	Total Common Stocks	9,553,819
	(Cost $9,679,667)

	Short Term Investment - 2.8%
268,435	Fidelity Institutional Money Market Fund, 0.15% †	268,435
	Total Short Term Investment
	(Cost $268,435)	268,435

	Total Investments - 102.1%
	(Cost $9,948,102)	9,822,254
	Liabilities in Excess of Other Assets - (2.1)%	(205,931)
	Total Net Assets - 100%	$9,616,323

* Non-income producing security
ADR - American Depository Receipt
PLC - Public Limited Company
REIT - Real Estate Investment Trust
† The rate quoted is the annualized seven-day yield of the Fund at the period end.

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY - As of October 31, 2011

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Oil, Gas & Consumable Fuels	10.4%
Diversified Financial Services	5.8%
Commercial Banks	4.8%
Electronic Equipment, Instruments	4.8%
Capital Markets	4.8%
Hotels Restaurants & Leisure	4.7%
Metals & Mining	4.5%
Food & Staples Retailing	4.4%
Pharmaceuticals	4.4%
Insurance	3.8%
Food Products	3.4%
Specialty Retail	3.1%
Real Estate Investment Trusts	3.1%
Trading Companies & Distributors	2.2%
Auto Components	2.2%
Communications Equipment	2.1%
Commercial Services & Supplies	2.1%
Distributors	2.1%
Real Estate Management & Development	2.0%
Machinery	2.0%
Wireless Telecommunication Services	2.0%
Aerospace & Defense	2.0%
Construction Materials	1.9%
Health Care Providers & Services	1.6%
Diversified Telecommunication	1.5%
Software	1.5%
Paper & Forest Products	1.4%
Health Care Equipment & Supplies	1.3%
Construction & Engineering	1.3%
Chemicals	1.3%
Leisure Equipment & Products	1.3%
Household Durables	1.2%
Electrical Equipment	1.2%
Multiline Retail	1.1%
Road & Rail	1.1%
Consumer Finance	0.9%
Total Common Stocks	99.3%
Short Term Investment	2.8%
Total Investments	102.1%
Liabilities in Excess of Other Assets	(2.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research Funds
FUNDS EXPENSES – October 31, 2011 (Unaudited)

Expense Example
As a shareholder of the Advisory Research All Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund or Advisory Research Global Value Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/11 to 10/31/11 for each Fund except Advisory Research International All Cap Value Fund which commenced operations on 5/2/11.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/11	10/31/11	5/1/11 – 10/31/11
Advisory Research All Cap Value Fund
Actual Performance	$1,000.00	$908.40	$5.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.19	$6.08

Advisory Research Funds
FUNDS EXPENSES – October 31, 2011 (Unaudited)

* Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the semi-annual period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/2/11	10/31/11	5/2/11 – 10/31/11
Advisory Research International All Cap Value Fund
Actual Performance	$1,000.00	$816.00	$6.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.20	$6.79

* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period since inception).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/11	10/31/11	5/1/11 – 10/31/11
Advisory Research International Small Cap Value Fund
Actual Performance	$1,000.00	$843.40	$6.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.39	$6.88

* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the semi-annual period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/11	10/31/11	5/1/11 – 10/31/11
Advisory Research Global Value Fund
Actual Performance	$1,000.00	$853.20	$6.33
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.37	$6.90

* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the semi-annual period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
At October 31, 2011

	All Cap Value Fund	International All Cap Value Fund	International Small Cap Value Fund	Global Value Fund
Assets
Investments in securities, at cost	$30,589,131	$1,463,257	$30,897,903	$9,948,102
Investments in securities, at value	$31,938,139	$1,271,358	$30,132,223	$9,822,254
Receivables:
Securities sold	-	-	93,478	-
Fund shares sold	47,011	15,000	69,104	50,823
Dividends and interest	25,099	4,434	137,456	23,094
From Advisor	-	14,834	-	-
Prepaid expenses	6,998	20,134	23,446	16,031
Total assets	32,017,247	1,325,760	30,455,707	9,912,202

Liabilities
Payables:
Fund shares redeemed	1,632	-	-	246,545
To Advisor	22,230	-	12,667	467
Administration fees	4,256	3,795	4,244	4,340
Custody fees	1,636	2,423	5,725	6,512
Fund accounting fees	4,720	7,864	10,537	7,908
Audit fees	15,002	14,919	15,001	15,000
Transfer agent fees	3,894	3,357	5,340	4,143
Shareholder reporting fees	2,496	1,929	1,717	4,198
Trustees' fees	1,443	906	415	855
Chief Compliance Officer fees	1,193	569	279	840
Other accrued expenses	3,854	1,570	3,398	5,071
Total liabilities	62,356	37,332	59,323	295,879

Net Assets	$31,954,891	$1,288,428	$30,396,384	$9,616,323

Number of shares issued and outstanding (par value of $0.01 per share with unlimited number of shares authorized)	2,730,995	157,970	3,034,903	913,943
Net asset value per share	$11.70	$8.16	$10.02	$10.52

Composition of Net Assets
Paid-in capital	$30,517,017	$1,489,177	$30,497,935	$10,010,818
Undistributed net investment income (loss)	69,459	7,585	233,454	103,592
Accumulated net realized gain (loss) on investments and foreign currency	19,407	(16,394)	431,605	(372,020)
Net unrealized appreciation (depreciation) on:
Investments	1,349,008	(191,899)	(765,680)	(125,848)
Foreign currency	-	(41)	(930)	(219)
Net Assets	$31,954,891	$1,288,428	$30,396,384	$9,616,323

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the year ended October 31, 2011

	All Cap Value Fund	International All Cap Value Fund*	International Small Cap Value Fund	Global Value Fund
Investment Income
Dividends †	$269,043	$14,349	$814,194	$235,487
Interest	1,211	43	2,130	612
Total income	270,254	14,392	816,324	236,099

Expenses
Advisory fee	145,706	5,165	303,708	102,633
Administration fee	35,000	16,953	36,000	35,000
Registration fees	27,050	11,209	23,887	19,955
Fund accounting fees and expenses	26,662	22,906	61,825	42,961
Transfer agent fees and expenses	20,821	9,831	31,113	20,931
Audit fees	15,002	14,919	15,001	15,323
Legal fees	8,741	3,740	8,501	8,741
Custody fees	8,553	12,969	50,404	22,587
Trustees' fees and expenses	5,244	2,992	5,201	5,244
Shareholder reporting fees	4,718	2,493	6,800	6,398
Chief Compliance Officer fees	3,722	1,869	4,194	4,194
Offering costs	1,273	8,714	5,678	12,365
Insurance	1,023	559	1,023	1,023
Miscellaneous	2,099	1,343	5,114	2,601
Total expenses	305,614	115,662	558,449	299,956
Less: fees waived and expenses absorbed	(130,836)	(108,690)	(148,466)	(161,568)
Net expenses	174,778	6,972	409,983	138,388
Net investment income	95,476	7,420	406,341	97,711

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	3,413	(16,328)	899,120	(244,802)
Foreign currency	-	(619)	(14,219)	(4,265)
	3,413	(16,947)	884,901	(249,067)
Net unrealized appreciation (depreciation) on:
Investments	962,879	(191,899)	(2,234,071)	(414,928)
Foreign currency	-	(41)	(4,965)	(572)
	962,879	(191,940)	(2,239,036)	(415,500)

Net realized and unrealized gain (loss) on investments and foreign currency	966,292	(208,887)	(1,354,135)	(664,567)
Net Increase (Decrease) in Net Assets from Operations	$1,061,768	$(201,467)	$(947,794)	$(566,856)

* The International All Cap Value Fund commenced operations on May 2, 2011.
†  Net of foreign tax withheld of $0, $1,302, $75,070 and $17,450, respectively.

Advisory Research Funds
Advisory Research All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	November 16, 2009*
	ended	through
	October 31, 2011	October 31, 2010
Increase (Decrease) in Net Assets From:
Operations
Net investment income	$95,476	$15,871
Net realized gain on:
Investments	3,413	218,722
Net change in unrealized appreciation (depreciation) on:
Investments	962,879	386,129
Net increase in net assets resulting from operations	1,061,768	620,722

Distributions to Shareholders
From net investment income	(21,988)	-
From net realized gains	(223,567)	-
Total distributions to shareholders	(245,555)	-

Capital Transactions
Proceeds from shares sold	23,297,037	8,026,943
Reinvestment of distributions	100,235	-
Cost of shares repurchased	(902,843)	(3,416)
Net change in net assets from capital transactions	22,494,429	8,023,527

Total increase in net assets	23,310,642	8,644,249

Net Assets
Beginning of period	8,644,249	-
End of period	$31,954,891	$8,644,249

Accumulated net investment income	$69,459	$11,976

Capital Share Activity
Shares sold	2,026,339	774,673
Shares issued on reinvestment	8,619	-
Shares redeemed	(78,327)	(309)
Net increase in shares outstanding	1,956,631	774,364

* Commencement of operations

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

May 2, 2011*
through
October 31, 2011
Increase (Decrease) in Net Assets From:
Operations
Net investment income	$7,420
Net realized loss on:
Investments	(16,328)
Foreign currency	(619)
Net change in unrealized depreciation on:
Investments	(191,899)
Foreign currency	(41)
Net decrease in net assets resulting from operations	(201,467)

Distributions to Shareholders
From net investment income	-
From net realized gains	-
Total distributions to shareholders	-

Capital Transactions
Proceeds from shares sold	1,489,895
Reinvestment of distributions	-
Cost of shares repurchased	-
Net change in net assets from capital transactions	1,489,895

Total increase in net assets	1,288,428

Net Assets
Beginning of period	-
End of period	$1,288,428

Accumulated net investment income	$7,585

Capital Share Activity
Shares sold	157,970
Shares issued on reinvestment	-
Shares redeemed	-
Net increase in shares outstanding	157,970

* Commencement of operations

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	March 31, 2010*
	ended	through
	October 31, 2011	October 31, 2010
Increase (Decrease) in Net Assets From:
Operations
Net investment income	$406,341	$70,579
Net realized gain (loss) on:
Investments	899,120	289,167
Foreign currency	(14,219)	(8,189)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,234,071)	1,468,391
Foreign currency	(4,965)	4,035
Net increase (decrease) in net assets resulting from operations	(947,794)	1,823,983

Distributions to Shareholders
From net investment income	(800,038)	-
From net realized gains	(179,611)	-
Total distributions to shareholders	(979,649)	-

Capital Transactions
Proceeds from shares sold	8,496,126	22,234,659
Reinvestment of distributions	946,747	-
Cost of shares repurchased†	(599,248)	(578,440)
Net change in net assets from capital transactions	8,843,625	21,656,219

Total increase in net assets	6,916,182	23,480,202

Net Assets
Beginning of period	23,480,202	-
End of period	$30,396,384	$23,480,202

Accumulated net investment income (loss)	$233,454	$206,073

Capital Share Activity
Shares sold	768,990	2,289,765
Shares issued on reinvestment	89,064	-
Shares redeemed	(56,464)	(56,452)
Net increase in shares outstanding	801,590	2,233,313

* Commencement of operations
† Net of redemption fee proceeds of $345 and $0, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Global Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	July 30, 2010*
	ended	through
	October 31, 2011	October 31, 2010
Increase (Decrease) in Net Assets From:
Operations
Net investment income	$97,711	$7,857
Net realized gain (loss) on:
Investments	(244,802)	4,016
Foreign currency	(4,265)	(117)
Net change in unrealized appreciation (depreciation) on:
Investments	(414,928)	289,080
Foreign currency	(572)	353
Net increase (decrease) in net assets resulting from operations	(566,856)	301,189

Distributions to Shareholders
From net investment income	(129,729)	-
Total distributions to shareholders	(129,729)	-

Capital Transactions
Proceeds from shares sold	5,646,872	2,240,597
Reinvestment of distributions	128,741	4,674,017
Cost of shares repurchased †	(2,678,508)	-
Net change in net assets from capital transactions	3,097,105	6,914,614

Total increase in net assets	2,400,520	7,215,803

Net Assets
Beginning of period	7,215,803	-
End of period	$9,616,323	$7,215,803

Accumulated net investment income (loss)	$103,592	$34,358

Capital Share Activity
Shares sold	487,859	214,869
Shares issued on reinvestment	11,640	467,402
Shares redeemed	(267,827)	-
Net increase in shares outstanding	231,672	682,271

* Commencement of operations
† Net of redemption fee proceeds of $3,498 and $0, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research All Cap Value Fund
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the year	November 16, 2009 (1)
	ended	Through
	October 31, 2011	October 31, 2010

Net asset value, beginning of period	$11.16	$10.00

Income from investment operations:
Net investment income	0.08 (2)	0.02
Net realized and unrealized gain
on investments and foreign currency	0.75	1.14
Total from investment operations	0.83	1.16

Less distributions:
From net investment income	(0.03)	-
From net realized gain	(0.26)	-
Total distributions	(0.29)	-

Net asset value, end of period	$11.70	$11.16

Total return	7.45%	11.60	% (3)

Ratios/supplemental data:
Net assets, end of period (millions)	$32.0	$8.6

Ratio of expenses to average net assets: (5)
Before fees waived and expenses absorbed	2.09%	4.57	% (4)
After fees waived and expenses absorbed	1.20%	1.20	% (4)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.24%)	(3.07	%) (4)
After fees waived and expenses absorbed	0.65%	0.30	% (4)

Portfolio turnover rate	17.77%	35.44	% (3)

(1)	Commencement of Operations.
(2)	Based on average shares method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Advisor has contractually agreed to limit the operating expenses of the All Cap Value Fund to 1.20%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International All Cap Value Fund
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	May 2, 2011 (1)
	Through
	October 31, 2011

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.06
Net realized and unrealized loss
on investments and foreign currency	(1.90)
Total from investment operations	(1.84)

Less distributions:
From net investment income	-
From net realized gain	-
Total distributions	-

Net asset value, end of period	$8.16

Total return	(18.40	%) (3)

Ratios/supplemental data:
Net assets, end of period (millions)	$1.3

Ratio of expenses to average net assets: (5)
Before fees waived and expenses absorbed	22.47	%(4)
After fees waived and expenses absorbed	1.35	% (4)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(19.68	%)(4)
After fees waived and expenses absorbed	1.44	%(4)

Portfolio turnover rate	7.87	%(3)

(1)	Commencement of Operations.
(2)	Based on average shares method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Advisor has contractually agreed to limit the operating expenses of the International All Cap Value Fund to 1.35%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International Small Cap Value Fund
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the year	March 31, 2010 (1)
	ended	Through
	October 31, 2011	October 31, 2010

Net asset value, beginning of period	$10.51	$10.00

Income from investment operations:
Net investment income	0.15 (2)	0.03
Net realized and unrealized gain
on investments and foreign currency	(0.24)	0.48
Total from investment operations	(0.09)	0.51

Less distributions:
From net investment income	(0.33)	-
From net realized gain	(0.07)	-
Total distributions	(0.40)	-

Net asset value, end of period	$10.02	$10.51

Total return	(1.02%)	5.10	%(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$30.4	$23.5

Ratio of expenses to average net assets: (5)
Before fees waived and expenses absorbed	1.84%	2.58	%(4)
After fees waived and expenses absorbed	1.35%	1.35	%(4)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.85%	(0.43	%)(4)
After fees waived and expenses absorbed	1.34%	0.80	%(4)

Portfolio turnover rate	29.57%	17.51	%(3)

(1)	Commencement of Operations.
(2)	Based on average shares method.
(3)	Not annualized.
(4)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the International Small Cap Value Fund to 1.35%

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Global Value Fund
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the year	July 30, 2010 (1)
	ended	Through
	October 31, 2011	October 31, 2010

Net asset value, beginning of period	$10.58	$10.00

Income from investment operations:
Net investment income	0.11 (2)	0.01
Net realized and unrealized gain
on investments and foreign currency	0.01	0.57
Total from investment operations	0.12	0.58

Less distributions:
From net investment income	(0.18)	-
Total distributions	(0.18)	-

Net asset value, end of period	$10.52	$10.58

Total return	1.06%	5.80	%(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$9.6	$7.2

Ratio of expenses to average net assets: (5)
Before fees waived and expenses absorbed	2.93%	5.29	%(4)
After fees waived and expenses absorbed	1.35%	1.35	%(4)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.62%)	(3.43	%)(4)
After fees waived and expenses absorbed	0.96%	0.51	%(4)

Portfolio turnover rate	75.93%	17.54	%(3)

(1)	Commencement of Operations.
(2)	Based on average shares method.
(3)	Not annualized.
(4)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the Global Value Fund to 1.35%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011

Note 1 – Organization
Advisory Research All Cap Value Fund (the “All Cap Value Fund”), Advisory Research International All Cap Value Fund (the “International All Cap Value Fund”), Advisory Research International Small Cap Value Fund (the “International Small Cap Value Fund”) and Advisory Research Global Value Fund (the “Global Value Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Funds’ primary investment objective is to provide long-term capital appreciation. The All Cap Value Fund commenced investment operations on November 16, 2009, the International All Cap Value Fund commenced investment operations on May 2, 2011, the International Small Cap Value Fund commenced investment operations on March 31, 2010 and the Global Value Fund commenced investment operations on July 30, 2010.

The Global Value Fund commenced operations on July 30, 2010, prior to which its only activity was the receipt of a $50,000 investment from a portfolio manager of the Fund and a $4,674,017 transfer of shares of the Global Value Fund in exchange for the net assets of the Advisory Research Global All Cap Fund LP, a Delaware limited partnership (the “Partnership”).  This exchange was nontaxable, whereby the Global Value Fund issued 467,402 shares for the net assets of the Partnership with a fair value of $4,674,017 (identified cost of investment transferred $4,722,168) on July 30, 2010.  For financial reporting purposes, assets received and shares issued by Global Value Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Global Value Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.  The Global Value Fund assumed $8,226 in net liabilities as part of this exchange.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Funds’ net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
(Continued)

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

(e) Distributions to Shareholders
The Funds declare and pay dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”).

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
(Continued)

 (f) Accounting Standards
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze the open tax year of 2010, or expected to be taken in the Funds’ 2011 tax returns, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2011, the Funds did not have a liability for any unrecognized tax exposure. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”).  Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Fund	Annual Advisory Fee
All Cap Value Fund	1.00%
International All Cap Value Fund	1.00%
International Small Cap Value Fund	1.00%
Global Value Fund	1.00%

The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to the following levels through February 28, 2012:

Fund	Expense Limit as a % of average daily net assets
All Cap Value Fund	1.20%
International All Cap Value Fund	1.35%
International Small Cap Value Fund	1.35%
Global Value Fund	1.35%

The Advisor waived fees and reimbursed expenses of $130,836 from the All Cap Value Fund,  $148,466 from the International Small Cap Value Fund and $161,568 from the Global Value Fund for the fiscal year October 31, 2011.  The Advisor waived fees and reimbursed expenses of $108,690 from International All Cap Value Fund for the since inception period of May 2, 2011 through October 31, 2011.  The Advisor may recover from each Fund fees and expenses previously waived or reimbursed, if each Fund’s expense ratio, including the recovered expenses, falls below the expense limits in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from each Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  As of October 31, 2011, the Advisor may recapture a portion of the following amounts no later than the dates stated below:

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
(Continued)

	All Cap Value Fund	International All Cap Value Fund	International Small Cap Value Fund	Global Value Fund
October 31, 2013	$181,135	$-	$108,722	$60,999
October 31, 2014	$130,836	$108,690	$148,466	$161,568

Grand Distribution Services, LLC (“GDS”) serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the fiscal year ended October 31, 2011, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees for CCO services for the fiscal year ended October 31, 2011 are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At October 31, 2011, gross unrealized appreciation (depreciation) of investments and foreign currency owned by the Funds, based on cost for federal income tax purposes were as follows:

		International	International	Global
	All Cap	All Cap	Small Cap	Value
	Value Fund	Value Fund	Value Fund	Fund

Cost of investments	$30,585,793	$1,466,997	$31,326,111	$10,098,680

Gross unrealized appreciation	$2,270,607	$16,554	$1,726,926	$693,827

Gross unrealized depreciation	(918,261)	(212,234)	(2,921,744)	(970,472)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	$1,352,346	$(195,680)	$(1,194,818)	$(276,645)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies ("PFICs").

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
(Continued)

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

		International	International	Global
	All Cap	All Cap	Small Cap	Value
	Value Fund	Value Fund	Value Fund	Fund

Undistributed ordinary income	$69,459	$7,798	$877,340	$106,257

Undistributed long-term capital gains	16,069	-	215,927	-

Tax accumulated earnings	85,528	7,798	1,093,267	106,257

Accumulated capital and other losses	-	(12,867)	-	(224,107)

Unrealized appreciation (depreciation) on investments and foreign currency translations	1,352,346	(195,680)	(1,194,818)	(276,645)

Total accumulated earnings (deficit)	$1,437,874	$(200,749)	$(101,551)	$(394,495)

At October 31, 2011, the Funds had accumulated capital loss carryforwards as follows:

		International	International	Global
	All Cap	All Cap	Small Cap	Value
	Value Fund	Value Fund	Value Fund	Fund

For losses expiring October 31,
2018	$-	$-	$-	$1,701
2019	-	-	-	222,406
Not Subject to Expiration
Short-term	-	12,867	-	-
	$-	$12,867	$-	$224,107

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
(Continued)

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2011, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized gain as follows:

		Accumulated	Accumulated
		net investment	net realized
	Capital	income (loss)	gain (loss)

All Cap Value Fund	$-	$(16,005)	$16,005
International All Cap Value Fund	(718)	165	553
International Small Cap Value Fund	-	421,078	(421,078)
Global Value Fund	-	101,252	(101,252)

The tax character of distributions paid during the fiscal years ended October 31, 2011 and 2010 were as follows:

	All Cap Value Fund		International All Cap Value Fund	International Small Cap Value Fund

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2011	2010	2011	2011	2010

Distributions paid from:
Ordinary Income	$240,714	$-	$-	$979,649	$-

Net long-term capital gains	4,841	-	-	-	-

Total taxable distributions	245,555	-	-	979,649	-

Total distributions paid	$245,555	$-	$-	$979,649	$-

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
(Continued)

	Global Value Fund

	Year	Year
	Ended	Ended
	October 31,	October 31,
	2011	2010

Distributions paid from:
Ordinary Income	$129,729	$-

Net long-term capital gains	-	-

Total taxable distributions	129,729	-

Total distributions paid	$129,729	$-

Note 5 – Investment Transactions
Purchases and sales of investments, excluding short-term investments, were as follows:

Fund	Purchases	Sales
All Cap Value Fund	$23,962,768	$2,595,008
International All Cap Value Fund	1,517,800	85,107
International Small Cap Value Fund	16,909,839	8,607,327
Global Value Fund	10,910,037	7,488,794

Note 6 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
(Continued)

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2011, in valuing the Funds’ assets carried at fair value:

All Cap Value Fund	Level 1	Level 2*	Level 3**
	(Quoted Price)	(Other Significant Observable Inputs)	(Significant Unobservable Inputs)	Total
Investments, at Value:
Common Stocks1	$30,604,476	$-	$-	$30,604,476
Short-Term Investments	1,333,663	-	-	1,333,663
Total Investments, at Value	$31,938,139	$-	$-	$31,938,139

1 All common stocks held in the All Cap Value Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
(Continued)

International All Cap Value Fund
	Level 1 (Quoted Price)	Level 2* (Other Significant Observable Inputs)	Level 3** (Significant Unobservable Inputs)	Total
Investments, at Value:
Common Stocks:
Consumer Discretionary	$14,832	$184,180	$-	$199,012
Consumer Staples	37,318	56,329	-	93,647
Energy	39,250	19,748	-	58,998
Financials	74,266	257,321	-	331,587
Health Care	-	149,192	-	149,192
Industrials	17,649	97,340	-	114,989
Information Technology	-	44,631	-	44,631
Materials	14,159	110,459	-	124,618
Telecommunication Services	19,922	75,258	-	95,180
Utilities	-	12,612	-	12,612
Short-Term Investment	46,892	-	-	46,892
Total Investments, at Value	$264,288	$1,007,070	$-	$1,271,358

International Small Cap Value Fund
	Level 1 (Quoted Price)	Level 2* (Other Significant Observable Inputs)	Level 3** (Significant Unobservable Inputs)	Total
Investments, at Value:
Common Stocks:
Consumer Discretionary	$325,943	$3,690,818	$-	$4,016,761
Consumer Staples	-	3,629,670	-	3,629,670
Energy	387,904	394,966	-	782,870
Financials	1,817,675	6,660,508	-	8,478,183
Health Care	-	2,057,997	-	2,057,997
Industrials	259,768	3,501,832	-	3,761,600
Information Technology	-	1,817,160	-	1,817,160
Materials	-	3,420,655	-	3,420,655
Telecommunication Services	-	403,859	-	403,859
Utilities	-	516,056	-	516,056
Preferred Stock	-	227,662	-	227,662
Short-Term Investment	1,019,750	-	-	1,019,750
Total Investments, at Value	$3,811,040	$26,321,183	$-	$30,132,223

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
(Continued)

Global Value Fund
	Level 1 (Quoted Price)	Level 2* (Other Significant Observable Inputs)	Level 3** (Significant Unobservable Inputs)	Total
Investments, at Value:
Common Stocks:
Consumer Discretionary	$694,570	$804,949	$-	$1,499,519
Consumer Staples	417,797	336,987	-	754,784
Energy	1,001,052	-	-	1,001,052
Financials	1,303,265	1,122,566	-	2,425,831
Health Care	138,181	563,715	-	701,896
Industrials	695,982	443,220	-	1,139,202
Information Technology	705,585	101,769	-	807,354
Materials	369,647	515,815	-	885,462
Telecommunication Services	-	338,719	-	338,719
Short-Term Investment	268,435	-	-	268,435
Total Investments, at Value	$5,594,514	$4,227,740	$-	$9,822,254

* In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S. traded securities, as measured by the S&P 500 Index. In this circumstance, $1,007,070, $26,321,183 and $4,227,740 of investment securities from International All Cap Value Fund, International Small Cap Value Fund and Global Value Fund, respectively, were classified as Level 2 instead of Level 1.

**The Funds did not hold any Level 3 securities at October 31, 2011. There were no transfers into and out of Level 3 as of the beginning and ending of period.

Note 8 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds’ policies permit the Funds to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts are bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.  For the fiscal year ended October 31, 2011, the Funds did not enter into any forward contracts.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2011
(Continued)

Note 9 – Improving Disclosures about Fair Value Measurements
In May 2011, the FASB issued ASU No. 2011‐04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011‐04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011‐04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

Note 10 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated each Fund’s related events and transactions that occurred subsequent to the date of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of Advisory Research All Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, and Advisory Research Global Value Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments as of October 31, 2011, and the related statements of operations for the year then ended (for Advisory Research International All-Cap Value the period May 2, 2011 to October 31, 2011), and the statements of changes in net assets and the financial highlights for the year then ended (for Advisory Research International All-Cap Value the period May 2, 2011 to October 31, 2011) and the periods from November 16, 2009 for Advisory Research All Cap Value Fund, March 31, 2010 for Advisory Research International Small Cap Value Fund, and July 30, 2010 for Advisory Research Global Value Fund to October 31, 2010.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, audits of their internal controls over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 21, 2011

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation

For Federal income tax purposes, the All Cap Value Fund designates long-term capital gain dividends of $4,841 for the year ended October 31, 2011.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2011, 100.00%, 0.26% and 53.05% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the All Cap Value Fund, International Small Cap Value Fund and Global Value Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the All Cap Value Fund, International Small Cap Value Fund, and Global Value Fund designate income dividends of 100.00%, 57.99%, and 100.00% respectively, as qualified dividend income paid during the fiscal year ended October 31, 2011.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the International Small Cap Value Fund designates $620,059 of income derived from foreign sources and $60,591 of foreign taxes paid for the period ended October 31, 2011.

Of the ordinary income (including short-term capital gain) distributions made for the year ended October 31, 2011, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Small Cap Value Fund	$0.2043	$0.0200

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-present).	44	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	44	None

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	44	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC, and custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	44	None
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006); Partner, The Wadsworth Group, a mutual fund administration and consulting services provider (1990-2001).	44	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1994-2001).
			N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1997-2001).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement with respect to the Advisory Research All Cap Value Fund, Advisory Research Global Value Fund and Advisory Research International Small Cap Value Fund (Unaudited)

At an in-person meeting held on September 21-22, 2011, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research All Cap Value Fund (the “All Cap Fund”), Advisory Research Global Value Fund (the “Global Value Fund”) and Advisory Research International Small Cap Value Fund (the “International Small Cap Fund”, and together with the All Cap Fund and Global Value Fund, the “Advisory Research Funds”) series of the Trust for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about each Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board also considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund compared with returns of its respective benchmark index for the three-month, year-to-date and one-year periods ended August 31, 2011, and with a select group of comparable funds selected by MFAC (the “Peer Group”) for the three-month, year-to-date and one-year periods ended July 31, 2011.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated as follows:

•           The annualized total returns of the All Cap Value Fund exceeded the returns of the Russell 3000 Value Index and were above the average returns of the Peer Group funds for all periods (three-month, year-to-date and one-year).

•           The annualized total returns of the Global Value Fund exceeded the returns of the MSCI World Value Index for all periods but were below the average returns of the Peer Group funds for all periods (three-month, year-to-date and one-year).

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

•           The annualized total returns of the International Small Cap Fund exceeded the returns of the MSCI EAFE Small Cap Index, and were above the average returns of the Peer Group funds, for the three-month and year-to-date periods, but were below those measures for the one-year period.

The Board considered the overall quality of services provided by Investment Advisor to each Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of each Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Funds’ growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Funds, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were above the relevant Peer Group averages (except for the International Small Cap Fund, which was below the Peer Group average), but that the total expenses of each Fund (net of fee waivers by the Investment Advisor) was lower than the relevant Peer Group average.  The Board noted, however, that the Investment Advisor was waiving significant portions of its advisory fees with respect to the All Cap Value Fund and the International Small Cap Fund, and its entire fee for the Global Value Fund, because of their low asset levels.  The Board noted that the fees charged by the Investment Advisor to each of the Funds were lower than the fees charged by the Investment Advisor to its private investment fund clients with similar objectives and policies as the Funds, and were similar to the fees charged by the Investment Advisor to its separate account clients. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to each Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Funds, noting that the Investment Advisor had subsidized each Fund over the past year and therefore had realized no profits with respect to the Funds. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Funds, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Funds were relatively small and were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement with respect to the Advisory Research International All Cap Value Fund (Unaudited)

At an in-person meeting held on March 30-31, 2011, the Board and the Independent Trustees unanimously approved a change in the name of the Advisory Research Small Cap Value Fund (the “Fund”), which had not yet commenced operations, to the “Advisory Research International All Cap Value Fund,” and related amendments to the Advisory Agreement.  The Board and the Independent Trustees also approved a corresponding change in the Fund’s investment strategy and an increase in the Fund’s expense cap.

Background
At an in-person meeting held on June 23-24, 2009, the Board and the Independent Trustees approved the initial agreement with the Investment Advisor with respect to five series of the Trust, including the Advisory Research Small Cap Value Fund (collectively the “Funds”).  At an in-person meeting held on February 16, 2010, the Board and the Independent Trustees approved a new advisory agreement with the Investment Advisor, in connection with a pending acquisition of the Investment Advisor by Piper Jaffray Companies, which transaction would have automatically terminated the Investment Advisor’s prior investment advisory agreement with respect to the Funds, under the 1940 Act.  The new agreement became effective on the date of closing of the Piper Jaffray acquisition, which closed on February 26, 2010.

In advance of the Board’s March 2011 meeting, the Board received information from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, about the proposed change in name and strategy of the Fund and a proposed change in the Fund’s expense cap.  The Board considered also considered a presentation by a representative of the Investment Advisor at the meeting, as well as information reviewed by the Board during the year at other Board and committee meetings about the Investment Advisor and the other funds managed by the Investment Advisor.  Before voting on the proposed changes, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the proposed changes, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Consideration of Proposed Changes
The Board considered a presentation by a representative of the Investment Advisor regarding the proposed new strategy for the Fund.  The Board also considered information prepared by MFAC comparing the Fund’s management fee and the proposed new expense cap for the Fund with those of a select group of comparable funds selected by MFAC (the “Peer Group”).  The Board determined that the Fund’s management fee and proposed new expense cap were slightly above the averages of the other funds in the Peer Group, but determined that the management fee and expense cap were reasonable.  After discussion, the Board and the Independent Trustees approved the proposed change in name and strategy for the Fund and the related amendments to the Advisory Agreement, as well as the proposed new expense cap for the Fund.

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Advisory Research Funds
a series of the Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
Advisory Research All Cap Value Fund	ADVGX	461 418 816
Advisory Research International All Cap Value Fund	ADVEX	461 418 477
Advisory Research International Small Cap Value Fund	ADVIX	461 418 741
Advisory Research Global Value Fund	ADVWX	461 418 683

Privacy Principles of the Advisory Research Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at 1-888-665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-665-1414 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Advisory Research Funds
803 West Michigan Street
Milwaukee, WI 53233-2301
Toll Free: 1-888-665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2011	FYE 10/31/2010
Audit Fees	$50,000	$37,500
Audit-Related Fees	N/A	N/A
Tax Fees	$10,000	$7,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2011	FYE 10/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2011	FYE 10/31/2010
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title)   /s/ John P. Zader
John P. Zader, President

Date   January 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ John P. Zader
John P. Zader, President

Date January 4, 2012

By (Signature and Title) /s/ Rita Dam
Rita Dam, Treasurer

Date January 4, 2012